COMMON STOCK                                               COMMON STOCK

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                   SUNRISE INTERNATIONAL LEASING CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 86769K 10 5
                                             See reverse for certain definitions

THIS CERTIFIES THAT





is the  owner of
     FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

-------------------                                           -----------------
------------------- SUNRISE INTERNATIONAL LEASING CORPORATION -----------------
-------------------                                           -----------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                                  COUNTERSIGNED AND REGISTERED:
                                                  NORWEST BANK MINNESOTA, N.A.
                                                  (MINNEAPOLIS, MINNESOTA)
                                                  TRANSFER AGENT AND REGISTRAR
                                                  BY:  AUTHORIZED SIGNATURE
Dated:

        /s/ Jeffrey G. Jacobsen                   /s/ Errol Carlstrom

            SECRETARY                             PRESIDENT

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or right.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM    -- as tenants in common           UNIF GIFT MIN ACT -- ______________ Custodian ______________
                                                                          (Cust)                   (Minor)
     TEN ENT    -- as tenants by the entireties                        under Uniform Transfers to Minors

     JT TEN     -- as joint tenants with right of                      Act __________  _______________________
                   survivorship and not as tenants                                        (State)
                   in common

    Additional abbreviations may also be used though not in the above list.

For value received ________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

     ---------------------------------------

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_____________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________

                         _____________________________________________________

                         _____________________________________________________
                         NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                         OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED BY: